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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2005

                            HERITAGE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

              Virginia                  0-11255          54-1234322
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   (State or other jurisdiction      (Commission      (I.R.S. Employer
        of incorporation)            File Number)    Identification No.)

      200 East Plume Street, Norfolk, Virginia             23510
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      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code 757-523-2600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        On January 31, 2005, Heritage Bankshares, Inc issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Heritage Bankshares, Inc, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01   REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 to this report is a press release dated January 31, 2005. Such exhibit is being furnished pursuant to this Item 2.02, and shall not be deemed filed under the securities Exchange Act of 1934, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1      Press Release issued by Heritage Bankshares, Inc, on January 31, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HERITAGE BANKSHARES, INC
                                                        ------------------------
                                                        (Registrant)

Date January 31, 2005
                                                        /s/ CATHERINE P. JACKSON
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                                                        Catherine P. Jackson
                                                        Chief Financial Officer